UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua-Kona, HI 96740
(808) 326-1353

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held Thursday, December 15, 2016 at 3:00 P.M. Hawaii Standard Time

To Our Stockholders:

You are cordially invited to attend the 2016 Special Meeting of Stockholders (the “Special Meeting”) of Cyanotech Corporation, a Nevada corporation (“Cyanotech” or the “Company”), to be held on Thursday, December 15, 2016 at 3:00 P.M., Hawaii Standard Time, at Cyanotech’s principal executive offices at 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740, or at any adjournment or postponement thereof:

1.	To hold an advisory vote on the compensation of our Named Executive Officers;

2.	To transact other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors fixed the close of business on October 31, 2016 as the record date (the “Record Date”) for stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Special Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Special Meeting; however, all stockholders are cordially invited to attend the meeting.

Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the meeting.

By Order of the Board of Directors

/s/ Jolé E. Deal
Corporate Secretary
Kailua-Kona, Hawaii
November 4, 2016

Your vote is important. Whether or not you plan to attend this meeting, please vote your shares. You may submit your proxy: (i) by mail (after completing, signing and dating the enclosed card); (ii) by telephone; or (iii) by internet. If you do attend the meeting, you may vote at that time, which will revoke automatically any prior vote you may have submitted. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Further instructions are included in the Proxy Statement under “Voting Rights and Solicitation.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON DECEMBER 15, 2016

The Proxy Statement is available on the internet at www.envisionreports.com/CYAN.

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Completing and Submitting Their Proxies by Internet, Mail or Telephone

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held December 15, 2016

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CYANOTECH CORPORATION (the “Company” or “Cyanotech”) of proxies to be voted at the 2016 Special Meeting of Stockholders (the “Special Meeting”) which will be held on Thursday, December 15, 2016 at 3:00 P.M., Hawaii Standard Time, at Cyanotech’s principal executive offices at 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. On November 4, 2016, the Company distributed to stockholders of record a Notice Regarding the Availability of Proxy Materials for the Special Meeting containing instructions on how to access via the internet (www.envisionreports.com/CYAN) this Proxy Statement, the Notice of Special Meeting, and the form of proxy, and our undertaking to also mail a full set of such proxy materials, together with a postage paid envelope for returning non-electronic proxy cards, to any stockholders who request paper copies at no cost to them.

At the Company’s 2013 Annual Meeting of Stockholders, the Company’s stockholders approved holding a say-on-pay advisory vote once every three years. In accordance with such vote, the Company is submitting the say-on-pay resolution set forth in this Proxy Statement to a stockholder vote at the Special Meeting. The say-on-pay proposal was not included in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders. Following the Special Meeting, the Company’s next say-on-pay proposal and vote will occur in 2019.

VOTING RIGHTS AND SOLICITATION

The enclosed proxy is being solicited on behalf of the Board of Directors of Cyanotech for use at the Special Meeting, so that your shares will count toward determination of the presence of a quorum and your shares can be voted at the meeting.

Who May Vote: The close of business on October 31, 2016 is the record date for stockholders entitled to notice of and to vote at the Special Meeting. All holders of the Company’s Common Stock outstanding on the record date are entitled to vote at the Special Meeting. Each stockholder has one vote for each share so held. As of October 31, 2016, 5,668,881 shares of Common Stock, $0.02 par value per share, were issued and outstanding. You may vote by submitting your proxy card by internet, telephone, mail or in person at the meeting, or you may attend the meeting and vote your shares in person by ballot.

Methods of Voting: All stockholders of record may vote by mail by completing, signing, dating and returning their proxy cards in the postage-paid envelope. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors. Stockholders of record can instead vote by toll-free telephone or the internet website address listed on the proxy card; they may also vote by proxy card or by ballot if personally present at the meeting, but only the last vote before the polls close at the meeting will count. Stockholders who hold their shares through a broker, trustee or other nominee also can vote by telephone or internet as instructed by their bank, broker or other nominee; as “beneficial owners” they can also vote at the meeting if they present a separate “legal proxy” from the actual record holder and in that event only the final vote made in the name of the stockholder of record will count.

The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. When a quorum is present a matter is approved if the number of votes cast in favor of the action taken exceeds the number of votes cast in opposition to the action. Abstentions are counted only for purposes of determining whether a quorum is present.

Voting Shares Held by Brokers, Banks and Other Nominees: Votes will be counted by the inspectors of election appointed for the meeting, who will separately count “For,” “Withhold,” “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a broker, trustee or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

Many of our stockholders may hold some or all of their shares through a broker, trustee or other nominee, rather than directly in their own name. As summarized below, there are distinctions between shares held of record and those owned beneficially.

•     Stockholders of Record — If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party and to vote by completing a proxy card by internet, by telephone or by mail, or to vote in person by ballot or by proxy at the Special Meeting of Stockholders.

•     Beneficial Owners — If any or all of your shares are held of record in a brokerage account, by a trustee or by another nominee, you are considered, with respect to those shares, the “beneficial owner.” As the beneficial owner of those shares, you have the right by internet, telephone or mail to direct your broker, trustee or nominee how to vote, and you also are invited to attend the Special Meeting of Stockholders in person. Because a beneficial owner is not the stockholder of record, however, you may not vote these shares in person at the Special Meeting of Stockholders unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting of Stockholders.

For your vote to be counted, you must communicate your voting decisions by internet, telephone or mail to your broker, trustee or other nominee before the date of the stockholders meeting. If your shares are held by a broker, trustee, bank or other nominee, for your vote to be counted you will have to obtain a separate legal proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or how to obtain an authorization from your broker allowing you to vote your shares at the Special Meeting in person or by proxy. Brokers do not have the discretion to vote your shares at the Special Meeting without receiving voting instructions from you. As a result, if you don’t complete the voting instructions, your votes will not be cast for the proposal to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will be included only in determining the presence of a quorum at the Special Meeting, but will not be counted as votes cast on any proposals to be voted upon.

Voting your shares is important to ensure that you have a say in the governance of your Company. Please review these proxy materials and if you are a beneficial owner, follow the voting instruction form you receive from your broker, bank or other nominee to vote your shares. We hope that you will exercise your rights and fully participate as a stockholder in our Company’s future. If you have any questions about this rule or the proxy process in general, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact Jolé Deal, Corporate Secretary, by telephone at 808-326-1353 or by email to jdeal@cyanotech.com.

Voting Shares by Proxy: Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech by internet, by mail or by telephone will be voted at the Special Meeting in accordance with the stockholder’s instructions contained on the proxy or herein. To submit your proxy by mail, mark your votes on the enclosed form of proxy, then follow the directions on the form of proxy. To submit your proxy using the internet or by telephone, see the instructions on the proxy form and have the proxy form available when you access the internet website or place your telephone call. In the absence of contrary voting instructions properly submitted, all shares represented by properly submitted proxies which have not been revoked will be voted FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers as described herein under Proposal ONE.

Management does not know of any other matters to be presented at this Special Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letters from officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

Revoking Your Proxy: Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised at the stockholder meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, notifying the Secretary of the Meeting of the revocation of the prior proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Appraisal: None of Nevada law, our Restated Articles of Incorporation or our Amended and Restated Bylaws (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Special Meeting.

IMPORTANT NOTICE

Regarding Availability of Proxy Materials

For the Special Meeting to Be Held on December 15, 2016

As permitted by the SEC, the Company is making available its Notice of Special Meeting and Proxy Statement at www.envisionreports.com/CYAN. If you received the Company’s notice containing instructions on how to access these materials via the internet, you will not receive a printed copy of the proxy materials unless you request a copy by following the instructions contained in the notice which directs stockholders to that website, or to telephone toll-free 1-866-641-4276 or to email a request to investorvote@computershare.com.

•     Stockholders of Record. If your shares are registered in your own name, you may enroll to have future proxy materials delivered via e-mail or the internet by following the instructions at www.envisionreports.com/CYAN. You will need the control number on your proxy card to enroll.

•     Beneficial Stockholders. If your shares are not registered in your name, to enroll in the electronic delivery service, check the information provided to you by your bank or broker or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement To a Single Household to Reduce Duplicate Mailings

In connection with the Special Meeting of Stockholders, the Company is required to furnish to each stockholder of record a proxy statement and to arrange for a proxy statement and, if applicable, notice of internet availability of proxy materials to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because many stockholders hold shares of the Cyanotech Common Stock in multiple accounts, this process may result in duplicate mailings of proxy materials to stockholders who share the same address. Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

•     Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single copy of proxy materials (other than proxy cards), you may also do so via the internet by going directly to www.envisionreports.com/CYAN and following the instructions therein.

•     Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single copy of proxy materials (other than proxy cards) if there are other stockholders who share an address with you. If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies. If you consent to the delivery of a single copy of proxy materials but later decide that you would prefer to receive a separate copy of proxy materials for each account at your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials. If you wish to receive a separate copy of the proxy materials for each account at your address in the future, please call toll-free 1-866-641-4276 or send an email to investorvote@computershare.com.

*****

PROPOSAL ONE

Advisory Vote on the Compensation of our Named Executive Officers (“Say-On-Pay Vote”)

Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers: (1) Brent D. Bailey, former President and Chief Executive Officer until March 31, 2016; (2) Gerald R. Cysewski, Ph.D., former Chief Scientific Officer and current President and Chief Executive Officer since April 1, 2016; and (3) Jolé E. Deal, Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer of the Company. The advisory resolution which will be presented and voted upon at the Special Meeting is as follows:

RESOLVED, that the stockholders of Cyanotech Corporation hereby APPROVE, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2016 Special Meeting of Stockholders pursuant to the Compensation Disclosure Rules of the SEC, including the Compensation Committee Report, the Compensation Tables and any related material disclosed in this Proxy Statement.

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our Named Executive Officers and will not be binding on the Board of Directors or the Compensation Committee. However, the Compensation Committee and the Board of Directors will consider the outcome of the vote when making future executive compensation decisions.

The resolution approving, on an advisory basis, the compensation of our Named Executive Officers will be approved if a majority of the votes cast at the Special Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal, any such “broker non-votes” will not be deemed a vote cast.

Our Compensation Committee and our Board of Directors, who are responsible for designing and administering our executive compensation program, have designed our executive compensation program to provide a competitive and internally equitable compensation program and benefits package that reflects company performance, job complexity and the value provided, while also promoting long-term retention, motivation and alignment with the long-term interests of the Company’s stockholders.

We encourage you to carefully review the Executive Compensation section of this Proxy Statement including the compensation tables and narrative discussion set forth in this Proxy Statement. We are asking you to indicate your support for the compensation of our Named Executive Officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our Named Executive Officers.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the compensation of our Named Executive Officers as disclosed in the Proxy Statement.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and the two highest compensated executive officers of the Company, other than the Chief Executive Officer, for services rendered in all capacities to the Company (hereinafter referred to as the “Named Executive Officers”) for the fiscal years ended March 31, 2016 and 2015.

SUMMARY COMPENSATION

		ANNUAL COMPENSATION
	Fiscal			Option	All
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards($)(1)	Other ($)(2)	Total ($)
Brent D. Bailey (3)	2016	328,000	—	247,608	53,950	629,558
Former President and Chief Executive Officer (until March 31, 2016)	2015	327,969	—	273,535	58,661	660,165

Gerald R. Cysewski	2016	173,400	—	65,147	—	238,547
President and Chief Executive Officer	2015	172,223	—	69,308	—	241,531

Jolé E. Deal	2016	219,000	—	1,940	46,248	267,188
Chief Financial Officer and Vice President of Finance and Administration	2015	214,708	—	17,177	44,794	276,679

(1)

In connection with equity-classified stock option awards, which the Company reports in accordance with Generally Accepted Accounting Principles (“GAAP”), compensation expense is recorded in the Company’s financial statements for fiscal years 2016 and 2015.

(2)

All Other compensation includes perquisites provided for commuting expenses to Hawaii including airfare, transportation to and from the local airport, parking fees, housing and transportation while working in Hawaii and any relocation costs.

(3)

On October 19, 2016 (the “Notification Date”), the Board of Directors notified Brent Bailey, that, as a result of Mr. Bailey’s material breach of certain provisions of his Separation Agreement and Release of Claims, dated March 31, 2016 (the “Separation Agreement”), and his Employment Letter Agreement, dated November 5, 2010, the Board of Directors has exercised its right to terminate all future severance payments, healthcare benefits and share grants that would otherwise be payable to Mr. Bailey under the Separation Agreement, effective as of the Notification Date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of Shares of
	Common Stock Underlying			Option	Option
	Unexercised Options (#)			exercise	expiration
Name`	Exercisable	Unexercisable		price ($)	date

Brent D. Bailey(1)	—	—		—	—

Gerald R. Cysewski	2,000	—		1.60	2/21/2018
	10.000	—		2.08	4/29/2019
	12,000	—		3.58	6/30/2021
	3,000	—		3.82	8/28/2021
	80,000	20,000	(2)	3.82	8/28/2021
	9,375	3,125	(3)	5.84	7/18/2022
	116,375	23,125

Jolé E. Deal	40,000	—		3.82	8/28/2021
	1,500	500	(4)	5.61	8/15/2022
	41,500	500

(1)	All of Mr. Bailey’s outstanding options were cancelled pursuant to the Separation Agreement he entered into with the Company on March 31, 2016.

(2)	Options were granted August 29, 2011 and vested on August 29, 2016.

(3)	Options were granted July 19, 2012 and vested on July 19, 2016.

(4)	Options were granted August 16, 2012 and vested on August 16, 2016.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of October 31, 2016, including the 2016 Equity Incentive Plan (the “2016 Plan”); 2004 Independent Director Stock Option and Restricted Stock Grant Plan (the “2004 Directors Plan”); 2005 Stock Option Plan (the “2005 Plan”); and 2014 Independent Director Stock Option and Restricted Stock Grant Plan (the “2014 Plan”). The 2005 Plan and the 2004 Directors Plan have expired and, therefore, no additional awards will be issued under these plans. The 2016 Plan was approved by stockholders on August 25, 2016 and the 2014 Plan was approved by stockholders on August 28, 2014.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(#) (1)
Equity Compensation Plans Approved by Stockholders	666,500	$4.64	1,589,124

(1) Consists of 289,124 shares available for future issuance under the 2014 Independent Director Stock Option and Restricted Stock Grant Plan and 1,300,000 shares available for future issuance under the 2016 Equity Incentive Plan.

*****

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding the beneficial ownership of the Company’s Common Stock as of October 31, 2016 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company and Common Stock equivalents, (ii) each of the Company’s Named Executive Officers, (iii) each director and (iv) all directors and executive officers named in the Summary Compensation Table appearing herein as a group. The following tables set forth what such persons’ beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on October 31, 2016, or within 60 days of such date, but such shares are not treated as outstanding for purposes of computing the percentage ownership of any other person or group. All shares shown are subject to the named person’s sole voting and investment power except as noted. As of October 31, 2016, 5,668,881 shares of the Company’s Common Stock were outstanding.

Security Ownership of Certain Beneficial Owners

Name	Shares Beneficially Owned		Approximate Percent Owned

Michael A. Davis	1,104,011	(1)	19.5%
Rudolf Steiner Foundation	767,133	(2)	13.6%
Meridian OHC Partners, LP	749,610	(3)	13.3%

(1)

Per Schedule 13D dated September 21, 2016 filed by the reporting persons. Includes 447,761 shares over which Mr. Davis holds sole voting and investment power. Also includes 656,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone (“Johnstone”); 150,000 shares held by trusts for the benefit of Mr. Davis’ and Ms. Johnstone’s children for which Mr. Davis and Ms. Johnstone are co-trustees; 25,000 shares held by Mr. Davis as UTMA custodian for his daughter; 350,000 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust of which Mr. Davis is a Co-trustee and non-charitable beneficiary; and 100,000 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director. Address is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy, Suite 102, Kailua-Kona, HI 96740.

(2)	Per Schedule 13G/A dated February 11, 2015 filed by the reporting persons. Address is 1002 O’Reilly Ave., San Francisco, CA 94129.

(3)

According to the Form 13D dated October 18, 2016 filed by the reporting persons, the shares are beneficially owned by Meridian OHC Partners, LP, Meridian TSV II, TSV Investment Partners, LLC, BlueLine Capital Partners II, LP, and BlueLine Partners, LLC. Address is 425 Weed Street, New Canaan, CT, 06480.

Security Ownership of Management

Name	Shares Beneficially Owned	Ref	Approximate Percent Owned
Michael A. Davis(1)	1,104,011	(2)	19.4%
Gerald R. Cysewski(1)	230,277	(3)	4.0%
Jole E. Deal(1)	60,000	(4)	*
Brent D. Bailey	48,467	(5)	*
Walter B. Menzel(1)	21,039	(6)	*
David L. Vied(1)	6,000	(7)	*
David M. Mulder(1)	6,000	(7)	*
Nancy Katz (1)	--	--	--

All directors and executive officers as a group (11 persons)	1,584,139	(8)	26.3%

*	Less than 1.0%

(1)	Address is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

(2)

Per Schedule 13D dated September 21, 2016 filed by the reporting persons. Includes 447,761 shares over which Mr. Davis holds sole voting and investment power. Also includes 656,250 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone (“Johnstone”); 150,000 shares held by trusts for the benefit of Mr. Davis’ and Ms. Johnstone’s children for which Mr. Davis and Ms. Johnstone are co-trustees; 25,000 shares held by Mr. Davis as UTMA custodian for his daughter; 350,000 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust of which Mr. Davis is a Co-trustee and non-charitable beneficiary; and 100,000 shares held by the Skywords Family Foundation, Inc., of which Mr. Davis is a director.

(3)	Includes options to purchase 116,375 shares of Common Stock.

(4)	Includes options to purchase 55,000 shares of Common Stock, including 13,500 options held by Ms. Deal’s spouse, James Deal.

(5)	Per Schedule 13D/A filed by the reporting person on May 10, 2016.

(6)	Includes options to purchase 11,882 shares of Common Stock

(7)	Includes options to purchase 6,000 shares of Common Stock.

(8)	Includes options to purchase 331,375 shares of Common Stock.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who wish to present proposals in accordance with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 which they desire to be considered at the 2017 Annual Meeting of Stockholders must timely submit such proposals in order that they will be received by the Company no later than March 17, 2017. Any such stockholder proposal must be mailed to the Company’s principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. However, submission of a proposal does not assure the proponent that the proposal will be included in the Company’s 2017 proxy materials because all applicable rules of the SEC must be followed by both the proponent and the Company.

In addition, the Company’s Bylaws provide a procedure for stockholders to propose a matter (other than a matter brought pursuant to SEC Rule 14a-8) at a meeting of stockholders, or to nominate a person or persons as a director. Procedurally, eligible stockholders must submit for actual receipt by the Company, Attention Corporate Secretary, at its principal executive office, any proposal or nomination within 120-150 days prior to the anniversary date of the prior year’s annual meeting of stockholders. In the case of the Company’s 2017 Annual Meeting, such proposals or nominations by eligible stockholders pursuant to our Bylaws (and not pursuant to SEC Rule 14a-8) must be received no later than April 27, 2017 and no earlier than March 28, 2017, unless our Annual Meeting date occurs more than 30 days before or after August 25, 2017. In that case, we must receive proposals not earlier than the close of business 120 days prior to the date of the annual meeting and not later than 90 days prior to the date of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper form, a stockholder’s notice must include the information concerning the proposal or nominee, as well as the stockholder and possibly affiliated persons, specified in our Bylaws. A stockholder who wishes to consider submitting a proposal or nomination is encouraged to seek independent counsel about our Bylaw requirements and procedures, as well as SEC requirements and procedures. The Company will not consider any proposal or nomination that does not meet all requirements of our Bylaws and of the SEC. The Company also reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, the shares represented by proxies may be voted in accordance with the judgment of the persons named in such proxies.

You are most cordially invited to attend this meeting in person. However, whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy or instructions to your broker as to how you want your shares voted as promptly as possible.

By Order of the Board of Directors

/s/ Jolé E. Deal
Corporate Secretary

Kailua-Kona, Hawaii
November 4, 2016

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR Proposal 1.

		For	Against	Abstain
1.	To approve, on a non-binding, advisory basis, the compensation of our Named Executives Officers	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

1

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, DECEMBER 15, 2016

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dan Sprague and Amy Nordin and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of the Corporation to be held Thursday, December 15, 2016, at Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated November 4, 2016.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

2

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 15, 2016.

Vote by Internet

●	Log on to the Internet and go to www.envisionreports.com/CYAN
●	Follow the steps outlined on the secured website.

Vote by telephone

●	Call toll free 1-800-652-VOTE (8683) within the United States, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
●	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example: ☒ Please do not write outside the designated areas.

Special Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR Proposal 1.

		For	Against	Abstain
1.	To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

3

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, DECEMBER 15, 2016

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Dan Sprague and Amy Nordin and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting of the Corporation to be held Thursday, December 15, 2016, at Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Special Meeting and Proxy Statement dated November 4, 2016.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

4